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                                                                    Exhibit 99.1


                              CERTIFICATION OF THE
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Robert C. Fitting, the CEO of Radyne ComStream Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Radyne ComStream Inc. on Form 10-Q for the first quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Radyne ComStream Inc.

Dated: May 15, 2003

                                        /s/ Robert C. Fitting
                                        -------------------------------
                                        Robert C. Fitting
                                        Chief Executive Officer




     I, Richard P. Johnson, the CFO of Radyne ComStream Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Radyne ComStream Inc. on Form 10-Q for the first quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Radyne ComStream Inc.

Dated: May 15, 2003

                                        /s/ Richard P. Johnson
                                        -------------------------------
                                        Richard P. Johnson
                                        Chief Financial Officer